UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2018

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

500 Dallas Street, Suite 2000

Houston, Texas

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On August 6, 2018, Talos Energy Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “Commission”) to report the announcement of the Company’s financial results for the fiscal quarter ended June 30, 2018, pursuant to a press release dated August 6, 2018 (the “Original Press Release”). This Amendment No. 1 on Form 8-K/A is being filed solely to amend Items 2.02 and 9.01 of the Original Report to furnish as an exhibit a corrective press release dated August 8, 2018 (the “Correcting Press Release”). The Correcting Press Release was issued to correct a computational error identified by management in the Original Press Release, to correct the weighted average number of common shares outstanding for the three and six month periods ended June 30, 2018 and 2017, which also resulted in a correction of net income (loss) per common share for those periods. No other financial results or data release reported in the Original Press Release was corrected or affected by the correction.

The corrections are as follows (share count in thousands):

•

The weighted average number of common shares outstanding increased for the three months ended June 30, 2017 to 31,244 (previously reported as 20,038), resulting in net income (loss) per common share of $0.79 (previously reported as $1.23)

•

The weighted average number of common shares outstanding decreased for the three months ended June 30, 2018 to 44,336 (previously reported as 54,156), resulting in net income (loss) per common share of $(1.69) (previously reported as $(1.38))

•

The weighted average number of common shares outstanding increased for the six months ended June 30, 2017 to 31,244 (previously reported as 20,038), resulting in net income (loss) per common share of $1.89 (previously reported as $2.95)

•

The weighted average number of common shares outstanding decreased for the six months ended June 30, 2018 to 37,826 (previously reported as 54,156), resulting in net income (loss) per common share of $(2.59) (previously reported as $(1.81))

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2018, the Company issued the Original Press Release, which also contains certain pro forma financial information of the Company that gives effect to the previously disclosed business combination between Talos Energy LLC and Stone Energy Corporation consummated on May 10, 2018 (the “Business Combination”). A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

On August 8, 2018, the Company issued the Correcting Press Release to report a correction to the weighted average number of common shares outstanding and a correction of net income (loss) per common share, as further described in the “Explanatory Note” above, each as reported in the Original Press Release. A copy of the Correcting Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The unaudited pro forma condensed combined statement of operations of the Company for the six months ended June 30, 2018 that gives effect to the Business Combination is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 2.02 and set forth in the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is deemed to be “furnished” solely pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release dated August 6, 2018 (Incorporated by reference from Exhibit 99.1 to the Company’s Original Report filed with the Commission on August 6, 2018).

99.2	Press release dated August 8, 2018.

99.3	Unaudited pro forma condensed combined statement of operations of Talos Energy Inc. for the six months ended June 30, 2018, together with the notes thereto (Incorporated by reference from Exhibit 99.2 to the Company’s Original Report filed with the Commission on August 6, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2018

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary